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                                                                   EXHIBIT 10.31

                                  AMENDMENT TO
                        REDHOOK ALE BREWERY, INCORPORATED
                            1992 STOCK INCENTIVE PLAN

       THIS AMENDMENT is adopted as of February 27, 1996, by REDHOOK ALE BREWERY, INCORPORATED, a Washington corporation (the "Company").

                                    RECITALS

       A. The Redhook Ale Brewery, Incorporated 1992 Stock Incentive Plan (the "1992 Plan") was adopted by the Board of Directors of the Company on October 20, 1992, and approved by the shareholders of the Company on March 31, 1993 (capitalized terms used but not defined in this Amendment will have the meanings given those terms in the 1992 Plan).

       B. On October 11, 1994, the Board of Directors of the Company approved an amendment to Section 4.1 of the 1992 Plan increasing from 390,000 to 570,000 the number of shares of Common Stock with respect to which Awards could be granted under the 1992 Plan, and this amendment was approved by the shareholders of the Company on November 10, 1994.

       C. On May 24, 1995, the Board of Directors of the Company approved an amendment to Section 4.1 of the 1992 Plan increasing from 570,000 to 770,000 the number of shares of Common Stock with respect to which Awards could be granted under the 1992 Plan, and this amendment was approved by the shareholders of the Company on June 14, 1995.

       D. The Company desires to further amend the 1992 Plan in certain respects.

       NOW, THEREFORE, the 1992 Plan as previously amended is hereby further amended as follows:

       1. Section 4.1 of the 1992 Plan is amended by substituting "one million two hundred seventy thousand (1,270,000)" in place of "seven hundred seventy thousand (770,000)."

       2. Section 6.1 of the 1992 Plan is amended by adding the following sentence at the end of the paragraph:

       The number of shares subject to any Option or Options granted to any person in one calendar year shall not exceed one hundred fifty thousand (150,000).

       3. Except as amended hereby, the 1992 Plan as previously amended shall remain in full force and effect.

       IN WITNESS WHEREOF, this Amendment has been executed as of the date and year first above written.

                                   REDHOOK ALE BREWERY, INCORPORATED



                                   By /s/ Bradley A. Berg
                                      -----------------------------------------
                                      Bradley A. Berg, Executive Vice President
                                      and Chief Financial Officer

                                    EXHIBIT A